Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Southern Auto Finance Company, LLC (the “Company”)

Capital One Securities, Inc.

(together, the “Specified Parties”)

Re: SAFCO Auto Receivables Trust 2024-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “SAFCO ABS Eligible 10.31.FirstPaydateAppended.xlsx” provided by the Company on December 7, 2023, containing information on 13,475 underlying automotive loan agreements (the “Loans”) as of October 31, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by SAFCO Auto Receivables Trust 2024-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and number of days were within $1.00, 0.1%, and 30 days, respectively.

•	The term “Cutoff Date” means October 31, 2023.

•

The term “Source Documents” means the following information provided by the Company for each of the Selected Loans (defined below): (i) sales contract, (ii) credit report, and (iii) Company’s servicing system screenshots listed in electronic data file entitled “Copy of SENT–- SAFCO 2024-1 Exceptions SAFCO Responses 12.5.2023 (002).xlsx” received on December 11, 2023 (the “Servicing System Screenshots”). The Source Documents were represented by the Company to be copies of the original documents or electronic records contained within the Company’s servicing system.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the “Source Documents/Instructions” column of Exhibit B.

•	The term “Provided Information” means the Cutoff Date, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 125 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.

For each Selected Loan, we compared or recomputed the specified attributes in the Data File listed in Exhibit B to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We found such information to be in agreement except as listed in Exhibit C.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

December 22, 2023

2

THE FOLLOWING PAGES CONSTITUTE EXHIBIT A.

Exhibit A – The Selected Loans

Selected Loan #	Contract Id	Selected Loan #	Contract Id	Selected Loan #	Contract Id
1	**152289	31	**172880	61	**180430
2	**153731	32	**173226	62	**180878
3	**154385	33	**173490	63	**181159
4	**154607	34	**173499	64	**181175
5	**154808	35	**174031	65	**181318
6	**157255	36	**174094	66	**181521
7	**157380	37	**174403	67	**181706
8	**159589	38	**174494	68	**182106
9	**161138	39	**174606	69	**182188
10	**161709	40	**174831	70	**182273
11	**163917	41	**174961	71	**182424
12	**164498	42	**175255	72	**182656
13	**164690	43	**175391	73	**182688
14	**164928	44	**176110	74	**182756
15	**165795	45	**177004	75	**182788
16	**166134	46	**177058	76	**183180
17	**166189	47	**177700	77	**183249
18	**166220	48	**177901	78	**183293
19	**166312	49	**178360	79	**184300
20	**166880	50	**178673	80	**184686
21	**168651	51	**178958	81	**184695
22	**168889	52	**179259	82	**184702
23	**169194	53	**179307	83	**185017
24	**169584	54	**179333	84	**185023
25	**169976	55	**179756	85	**185035
26	**170237	56	**179943	86	**185036
27	**170645	57	**180059	87	**185221
28	**170733	58	**180081	88	**185223
29	**170863	59	**180260	89	**185474
30	**171727	60	**180318	90	**185508

Selected Loan #	Contract Id	Selected Loan #	Contract Id
91	**185529	121	**188574
92	**185747	122	**188579
93	**185787	123	**188713
94	**185809	124	**188720
95	**185940	125	**188838
96	**185959
97	**185974
98	**185997
99	**186304
100	**186373
101	**186455
102	**186534
103	**186610
104	**186865
105	**186941
106	**187183
107	**187257
108	**187267
109	**187337
110	**187492
111	**187534
112	**187681
113	**187791
114	**187851
115	**188067
116	**188076
117	**188224
118	**188342
119	**188398
120	**188439

THE FOLLOWING PAGE CONSTITUTES EXHIBIT B.

Exhibit B

#	Attribute (Name in Data File)	Source Documents / Instructions

1	Contract ID	Unique identifier for information purposes only.

2	VIN	Sales contract

3	Amount Financed	Sales contract

4	Current Scheduled Payment	Sales contract, Servicing System Screenshot

5	Original Term	Sales contract, Servicing System Screenshot

6	Original Interest Rate	Sales contract

7	Origination Date	Sales contract

8	First Payment Date	Sales contract, Servicing System Screenshot

9	Original Maturity Date	Sales contract, Servicing System Screenshot

10	FICO	Credit report, Servicing System Screenshot

11	Borrower Mailing State	Sales contract, Servicing System Screenshot

12	Vehicle Make	Sales contract, Servicing System Screenshot

13	Vehicle Model	Sales contract, Servicing System Screenshot

14	Vehicle Year	Sales contract

15	Remaining Term	Recompute as the sum of (A) the number of months between the original maturity date and the Cutoff Date and (B) the number of deferments (in months)

THE FOLLOWING PAGE CONSTITUTES EXHIBIT C.

Exhibit C – Data File Exceptions

Selected Loan #	Contract Id	Attribute Name	Per Data File	Per Source Document
24	**169584	Amount Financed	$16,978.56	$16,478.56
81	**184695	Amount Financed	$25,209.81	$24,609.81